UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2025

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UPEXI, INC.
(Exact name of registrant as specified in its charter)

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Delaware	001-40535	83-3378978
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3030 N. Rocky Point Drive, Suite 420

Tampa, FL 33607

(Address of Principal Executive Offices) (Zip Code)

(727) 287-2800

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001	UPXI	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On October 31, 2025, Upexi, Inc. (the “Company”) issued a press release announcing its participation in investor conferences for the month of November 2025. The Company will be participating at the New Orleans Investment Conference between November 2 to November 5, Uncorrelated Cayman 2025 between November 9 to November 11, Cantor Crypto & AI/Energy Infrastructure Conference between November 10 to November 12, 3rd Annual The Bridge Conference on November 12, Rothschild & Co Redburn FinTech Conference between November 17 and November 18, Roth 14th Annual ROTH Technology Conference on November 19, and Clear Street Inaugural Disruptive Conference between November 19 and November 20. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Additionally, on November 4, 2025, the Company issued a press release providing its periodic update. The update included highlights of its treasury holdings, net asset value, and valuation. The update also included recent business initiatives and details of value creation. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference herein.

The information in Item 8.01, including Exhibits 99.1 and 99.2 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any of the Company’s filings under the Securities Act, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Report in such filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Exhibit Description
99.1	Press Release of Upexi, Inc., dated October 31, 2025
99.2	Press Release of Upexi, Inc., dated November 4, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UPEXI, INC.

Dated: November 5, 2025	/s/ Andrew J. Norstrud
Name: Andrew J. Norstrud
Title: Chief Financial Officer

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